Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of ADB International Group, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2012 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Sharar Ginsberg, CEO and CFO of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Shahar Ginsberg

Shahar Ginsberg
CEO and CFO
Dated: April 23, 2013

A signed original of this written statement required by Section 906 has been provided to ADB International Group, Inc. and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.